Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Healthways, Inc. (the "Company") on Form 10-K for the period ending December 31, 2014, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Ben R. Leedle, Jr., Chief Executive Officer of the Company, and Alfred Lumsdaine, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ben R. Leedle, Jr.___________
Ben R. Leedle, Jr.
Chief Executive Officer
March 13, 2015

/s/ Alfred Lumsdaine___________
Alfred Lumsdaine
Chief Financial Officer
March 13, 2015